POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Barbara Allen with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners Variable Portfolios IV (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee, Chairman of the Board	June 19, 2006

/s/ Walter E. Auch	Trustee	June 19, 2006
Walter E. Auch

H. John Ellis	Trustee	June 19, 2006

Armon E. Kamesar	Trustee	June 19, 2006

Stephen E. Kaufman	Trustee	June 19, 2006

John J. Murphy	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Barbara Allen with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners Variable Portfolios IV (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

/s/ R. Jay Gerken R. Jay Gerken	Trustee, Chairman of the Board	June 19, 2006

	Trustee	June 19, 2006
Walter E. Auch

H. John Ellis	Trustee	June 19, 2006

Armon E. Kamesar	Trustee	June 19, 2006

Stephen E. Kaufman	Trustee	June 19, 2006

John J. Murphy	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Barbara Allen with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners Variable Portfolios IV (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee, Chairman of the Board	June 19, 2006

Walter E. Auch	Trustee	June 19, 2006

/s/ H. John Ellis H. John Ellis	Trustee	June 19, 2006

Armon E. Kamesar	Trustee	June 19, 2006

Stephen E. Kaufman	Trustee	June 19, 2006

John J. Murphy	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Barbara Allen with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners Variable Portfolios IV (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee, Chairman of the Board	June 19, 2006

	Trustee	June 19, 2006
Walter E. Auch

H. John Ellis	Trustee	June 19, 2006

/s/ Armon E. Kamesar Armon E. Kamesar	Trustee	June 19, 2006

Stephen E. Kaufman	Trustee	June 19, 2006

John J. Murphy	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Barbara Allen with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners Variable Portfolios IV (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee, Chairman of the Board	June 19, 2006

	Trustee	June 19, 2006
Walter E. Auch

H. John Ellis	Trustee	June 19, 2006

Armon E. Kamesar	Trustee	June 19, 2006

/s/ Stephen E. Kaufman Stephen E. Kaufman	Trustee	June 19, 2006

John J. Murphy	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Barbara Allen with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners Variable Portfolios IV (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee, Chairman of the Board	June 19, 2006

	Trustee	June 19, 2006
Walter E. Auch

H. John Ellis	Trustee	June 19, 2006

Armon E. Kamesar	Trustee	June 19, 2006

Stephen E. Kaufman	Trustee	June 19, 2006

/s/ John J. Murphy John J. Murphy	Trustee	June 19, 2006